UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 27, 2018
 (Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
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Address of principal executive offices	Zip Code
Registrant's telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The John Wiley & Sons, Inc. (the "Company") annual meeting of the Company's shareholders (the "Annual Meeting") was held on September 27, 2018.  Proxies for the meeting were solicited pursuant to Section 14(e) of the Securities Act of 1934 and there was no solicitation in opposition to the Board's solicitations.  At this Annual Meeting, the shareholders were requested to: (1) elect a Board of Directors; (2) ratify the appointment by the Board of Directors of the Company's independent public accountants for the fiscal year ending April 30, 2019; (3) cast an advisory vote on the executive compensation of the Company's named executive officers as disclosed in the Proxy Statement, filed with the U.S. Securities and Exchange Commission on August 17, 2018; and (4) approve the 2018 Director's Stock Plan.

(1)
At the Annual Meeting, the holders of 44,746,385 shares of the Company's Class A Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class A Director:

	FOR	WITHHELD	Broker Non Votes
George Bell	37,797,378	3,849,117	3,099,890
David C. Dobson	40,576,965	1,069,530	3,099,890
Laurie A. Leshin	38,919,103	2,727,392	3,099,890
William Pence	39,995,297	1,651,198	3,099,890

At the Annual Meeting, the holders of 9,040,343 shares of the Company's Class B Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class B Director:

	FOR	WITHHELD	Broker Non Votes
Brian A. Napack	8,407,390	1,938	631,015
Mari J. Baker	8,407,390	1,938	631,015
Matthew S. Kissner	8,407,390	1,938	631,015
Raymond W. McDaniel, Jr.	8,407,390	1,938	631,015
William J. Pesce	8,373,584	35,744	631,015
William B. Plummer	8,407,390	1,938	631,015
Jesse C. Wiley	8,368,093	41,235	631,015

(2)
At the Annual Meeting, the holders of 13,514,982 shares of the Company's combined Class A and Class B Common Stock were represented in person or by proxy to ratify the appointment by the Board of Directors of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2019; tabulation as follows:

FOR	AGAINST	ABSTAIN
13,195,978	314,270	4,734

(3)
At the Annual Meeting, the holders of 13,514,982 of the Company's combined Class A and Class B Common Stock were represented in person to consider and approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement; tabulation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,281,151	284,790	8,037	941,004

(4)
At the Annual Meeting, the holders of 13,514,982 of the Company's combined Class A and Class B Common Stock were represented in person to consider and approve, the 2018 Director's Stock Plan; tabulation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,395,646	170,688	7,644	941,004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Brian A. Napack
Brian A. Napack
President and Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Chief Financial Officer and
Executive Vice President, Operations

Dated: September 28, 2018